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                                                                   EXHIBIT 10.10

                                   AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


     This Amendment, dated as of December 15, 1998, to the Employment Agreement, dated as of August 10, 1998 (the "Employment Agreement"), is by and between Stillwater Mining Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and William E. Nettles ("Employee").

     WHEREAS, the Company and Employee desire to amend the Employment Agreement to reflect the Company's declaration of a 50% stock dividend to be paid on December 31, 1998, and to automatically reflect similar events in the future;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

I. Article 6.1(b)(xi) of the Employment Agreement is hereby amended and restated in its entirety as follows:

               (xi) After January 1, 1999, failure by the Company to grant on an annual basis stock options to purchase at least 120,000 shares of Common Stock, assuming performance targets are satisfied, or to provide that such options will vest on death or disability of Employee.


II.  A new Article 21 is hereby added to the Employment Agreement as follows:

                                   ARTICLE 21
                  ADJUSTMENT FOR CHANGES IN CAPITAL STRUCTURE

     If there is any change, increase or decrease, in the outstanding shares of the Company's Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of stock, or other similar circumstances, or if there is a spin-off or other distribution of assets to the Company's stockholders, the Company shall make an appropriate adjustment to any references in the Agreement to a stated number of shares, options or other rights to similar equity securities to reflect such change, increase or decrease, in the Company's capital structure.
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     IN WITNESS WHEREOF, the Company has hereunto signed its name and Employee hereunder has signed his name, all as of the day and year first-above written.

                              STILLWATER MINING COMPANY


                              By:/s/ Signature illegible
                                 _______________________________________________
                                 Name:
                                 Title:

                              EMPLOYEE

                              /s/ William E. Nettles
                              _________________________________________________
                              William E. Nettles